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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 1998

                       NATIONAL EQUIPMENT SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   1-14163                  36-4087016
     (STATE OR OTHER        (COMMISSION FILE NUMBER)       (IRS EMPLOYER
       JURISDICTION                                     IDENTIFICATION NO.)
    OF INCORPORATION)

          1800 SHERMAN AVENUE,                           60201
           EVANSTON, ILLINOIS
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (847) 733-1000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

  The financial statements required by Item 7(a) relating to the acquisition of the business of Shaughnessy Crane Service, Inc. described in Item 2 of Form 8-K of National Equipment Services, Inc., dated September 29, 1998, are filed as
Exhibit 99.2 and incorporated herein by this reference.

  (b) PRO FORMA FINANCIAL INFORMATION

  The unaudited pro forma financial information required by Item 7(b) relating to the acquisition of the business of Shaughnessy Crane Service, Inc. described in Item 2 of Form 8-K of National Equipment Services, Inc., dated September 29, 1998, is filed as Exhibit 99.3 and incorporated herein by this reference.

  (c) EXHIBITS

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

      2.1 Stock Purchase Agreement, dated as of September 17, 1998, by and among National Equipment Services, Inc., Shaughnessy Crane Service, Inc. and the stockholders of Shaughnessy Crane Service, Inc.*
      4.1 Junior Subordinated Convertible Promissory Note, dated September 17, 1998, in the principal amount of $15,000,000.*
      4.2 Supplemental Indenture, dated September 24, 1998, by and between Shaughnessy Crane Service, Inc. and Harris Savings and Trust Company, as trustee.*
     23.1      Consent of PricewaterhouseCoopers LLP.
     23.2      Consent of Wolf & Company, P.C.
     99.1      Press Release dated September 23, 1998.*
     99.2      Financial Statements of Shaughnessy Crane Service, Inc.
     99.3      Unaudited Pro Forma Financial Information.
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*Previously filed.

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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          National Equipment Services, Inc.

                                                 /s/ Paul R. Ingersoll
                                          By: _________________________________
                                                     Paul R. Ingersoll
                                                Vice President and Secretary
Dated: December 1, 1998

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